                                                                EXHIBIT 10.13(b)
                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of December 16, 1997 (this "First Amendment") among CINEMARK INTERNATIONAL INC., a Texas corporation (the "Borrower"), the financial institutions (collectively, the "Banks") party to the Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent"), and amends that certain Credit Agreement dated as of November 18, 1997, among the Borrower, the Banks and the Administrative Agent (as so amended or modified from time to time, the "Agreement").

                                    RECITAL

          The Borrower has requested that the Banks and the Administrative Agent increase the Aggregate Commitment to $30,000,000, and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

         2.      AMENDMENTS TO AGREEMENT.

         2.1 The definition of "Aggregate Commitment" is amended by deleting "$25,000,000" and inserting "$30,000,000" in lieu thereof.

         2.2 Schedule 2.1 is amended and restated in its entirety as set forth on Schedule 2.1 hereto.


         3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Banks and Administrative Agent that, on and as of the date hereof, and after giving effect to this First Amendment:

         3.1 AUTHORIZATION. The execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate action by the Borrower and this First Amendment has been duly executed and delivered by the Borrower.

         3.2 BINDING OBLIGATION. This First Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         3.3 NO LEGAL OBSTACLE TO AGREEMENT. The execution, delivery and performance of this First Amendment will not (a) contravene the terms of the Borrower's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this First Amendment, or the transactions contemplated hereby.

         3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Borrower set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

         3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

         4. CONDITIONS, EFFECTIVENESS. The effectiveness of this First Amendment shall be subject to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative
Agent:

         4.1 AMENDMENT FEE. The Administrative Agent shall have received an amendment fee equal to 50 basis points ($25,000) of the amount by which the Aggregate Commitment is increased hereby.

         4.2 OTHER EVIDENCE. Such other evidence with respect to the Borrower as the Administrative Agent or any Bank may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

         5.     MISCELLANEOUS.

         5.1    EFFECTIVENESS OF THE AGREEMENT AND THE LOAN DOCUMENTS.
Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         5.2 WAIVERS. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under the Agreement or any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

         5.3 COUNTERPARTS. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Borrower, the Administrative Agent and the Banks shall have signed a copy hereof, and Cinemark, USA, Inc.,


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and Cinemark Mexico (USA), Inc shall have consented hereto, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent. Borrower, in its capacity as pledgor under the Pledge agreement, hereby consents to this First Amendment.

         5.4 JURISDICTION. This First Amendment shall be governed by and construed under the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                         CINEMARK INTERNATIONAL, INC.

                                         By: /s/ JEFF STEDMAN
                                            ------------------------------
                                         Name:   Jeff Stedman
                                              ----------------------------
                                         Title:  Vice President
                                               ---------------------------

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION AS ADMINISTRATIVE
                                         AGENT

                                         By: /s/ SHANNON T. WARD
                                            ------------------------------
                                         Name:   Shannon T. Ward
                                              ----------------------------
                                         Title:  Vice President
                                               ---------------------------

                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, AS A BANK

                                         By: /s/ ROBERT J. LAGACE
                                            ------------------------------
                                         Name:   Robert J. Lagace
                                              ----------------------------
                                         Title:  Managing Director
                                               ---------------------------



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                                                                  SCHEDULE 2.1

                                  COMMITMENTS
                              AND PRO RATA SHARES

                                                           Pro Rata
        Bank                      Commitment               Share
        ----                      ----------               --------
Bank of America National
Trust and Savings Association     $30,000,000               100.00%




          TOTAL                   $30,000,000               100.00%





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
                         CONSENT OF CINEMARK USA, INC.
                        AND CINEMARK MEXICO (USA), INC.

     The undersigned (a) Cinemark, USA, Inc., as signatory of the Letter of Responsibility and (b) Cinemark Mexico (USA), Inc. as guarantor under the Cinemark Mexico Guaranty, hereby consent to the foregoing First Amendment dated as of the date first written above to the Credit Agreement dated as of November 18, 1997, among Cinemark International, Inc., the Banks named therein and Bank of America National Trust and Savings Association as Administrative Agent, and represent and warrant to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature under the Letter of Responsibility, and that the same remain in full force and effect as to them after giving effect hereto and thereto. All terms used herein shall have the same meanings as in the Credit Agreement referred to above unless otherwise defined herein.

                                   CINEMARK USA, INC.

                                   By:  /s/ JEFF STEDMAN
                                      -------------------------------
                                   Name:    Jeff Stedman
                                        -----------------------------
                                   Title:   Vice President
                                         ----------------------------

                                   CINEMARK MEXICO (USA), INC.

                                   By:  /s/ JEFF STEDMAN
                                       ------------------------------
                                   Name:    Jeff Stedman
                                         ----------------------------
                                   Title:   Vice President
                                         ----------------------------




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